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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      February 21, 2002

Commission File Number	Registrant, State of Incorporation, Address, and Telephone Number	IRS Employer Identification No.
2-26720	Louisville Gas and Electric Company (A Kentucky Corporation) 220 West Main Street P.O. Box 32010 Louisville, Ky. 40232 (502) 627-2000	61-0264150
1-3464	Kentucky Utilities Company (A Kentucky and Virginia Corporation) One Quality Street Lexington, Kentucky 40507-1428 (606) 255-2100	61-0247570

        This combined Form 8-K is separately filed by Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf and each registrant makes no representation as to information relating to the other registrant.

Item 5. Other Events

        Louisville Gas and Electric Company and Kentucky Utilities Company, both subsidiaries of LG&E Energy Corp. and members of the Powergen plc group, announced respective financial results for the year ended December 31, 2001.

        A news release of LG&E Energy Corp. describing the above matters is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

Item 7(c).	Exhibits Filed
99.01	News Release of LG&E Energy Corp.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISVILLE GAS AND ELECTRIC COMPANY
Dated: February 21, 2002	By:	/s/ JOHN R. MCCALL Executive Vice President, General Counsel and Corporate Secretary

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY UTILITIES COMPANY
Dated: February 21, 2002	By:	/s/ JOHN R. MCCALL Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

LOUISVILLE GAS AND ELECTRIC COMPANY
KENTUCKY UTILITIES COMPANY

Current Report on Form 8-K
Dated February 21, 2002

Exhibits

Exhibit No.	Description
99.01	News Release of LG&E Energy Corp.

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SIGNATURES